UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement
◻	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
◻	Definitive information statement

MUTUAL FUND SERIES TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
◻	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: ______________________________

(2) Aggregate number of securities to which transaction applies: _____________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________

(4) Proposed maximum aggregate value of transaction: ________________________

(5) Total fee paid: ______________________

◻	Fee paid previously with preliminary materials.

◻	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: _______________________________

(2) Form, schedule or registration statement no.: _____________________________________

(3) Filing party: ______________________________________

(4) Date filed: ______________________________________

Catalyst/Groesbeck Growth of Income Fund

(known as the Catalyst Growth of Income Fund as of March 12, 2019)

a series of Mutual Fund Series Trust

17645 Wright Street, Suite 200

Omaha, NE 68130

1-866-447-4228

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to changes to the Catalyst/Groesbeck Growth of Income Fund’s (the “Fund”) fundamental industry concentration policy and diversification sub-classification. The Fund is a series of Mutual Fund Series Trust (the “Trust”).

As described in the enclosed Information Statement, the Board of Trustees of the Trust and shareholders representing a majority of the outstanding voting securities of the Fund have approved changes to the Fund’s fundamental industry concentration policy and diversification sub-classification.

As always, please feel free to contact the Fund at 1-866-447-4228 with any questions you may have.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Catalyst/Groesbeck Growth of Income Fund

(known as the Catalyst Growth of Income Fund as of March 12, 2019)

a series of Mutual Fund Series Trust

17645 Wright Street, Suite 200

Omaha, NE 68130

1-866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst/Groesbeck Growth of Income Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is being sent in lieu of a proxy statement and pursuant to approval by the Trust’s Board of Trustees (the “Board”) on February 25, 2019, and approval by written consent of shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of February 28, 2019.

Under §13(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), no registered investment company shall, unless authorized by the vote of a majority of its outstanding securities, change its sub-classification from diversified to non-diversified or deviate from its policy in respect of concentration of investments in any particular industry. The majority of the outstanding voting securities of the Fund are held by two shareholders. These shareholders have, by written consent, approved changing the Fund’s fundamental industry concentration policy and diversification sub-classification, effective as of March 12, 2019.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about March [_], 2019 to the Fund’s shareholders of record as of March [_], 2019 (the “Record Date”). This Information Statement describes the approved changes to the Fund’s fundamental industry concentration policy and diversification sub-classification. As of the Record Date, there were issued and outstanding [___] shares of the Fund. Since the shareholders with a majority of the outstanding voting securities of the Fund have already voted to approve the changes, the remaining shareholders are not required to, nor entitled to vote on these matters.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17645 Wright Street, Suite 200, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting www.CatalystMF.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

1

FUNDAMENTAL INDUSTRY CONCENTRATION POLICY

Background

Historically, the Fund had an investment strategy that focused on dividend-paying common stock of medium and large capitalization companies that offered dividend yields above the market average and often show promise for future dividend increases. Consistent with this investment strategy, the Fund had operated under a fundamental policy not to invest 25% or more of its total assets in a particular industry or group of industries.

Recently, the Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), proposed a change to the Fund’s investment strategy, which was approved by the Board. This change, among other aspects, allows the Fund to invest more than 25% of the Fund’s assets in publicly traded mortgage real estate investment trusts (“REITs”). Additionally, under the change in strategy, the Fund may also invest in publicly traded equity and hybrid REITs as well as common and preferred stock of REITs regardless of market capitalization. To facilitate the changes in the Fund’s investment strategy, the Fund’s fundamental industry concentration policy regarding investments in an industry or a group of industries has been eliminated and a new fundamental industry concentration policy requiring investments in the real estate industry has been adopted, effective as of March 12, 2019. The Advisor and the Board believe that changing the industry concentration policy is in the best interests of shareholders because it would provide more flexibility in constructing the Fund’s portfolio, allowing the Fund to invest more assets in attractive real estate related opportunities than would otherwise be possible if the Fund were subject to constraints on real estate industry concentration.

As a Fund with investments concentrated in the real estate industry, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole. Also, the Fund may be more adversely affected by the underperformance of real estate industry securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences than a fund that does not concentrate its investments.

This change to the industry concentration policy was approved by the Board on February 25, 2019 and by shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of February 28, 2019, effective March 12, 2019.

Changes to Fundamental Industry Concentration Policy

Existing Fundamental Policy	New Fundamental Policy

As a matter of Fundamental policy, the Fund, except as otherwise noted, may not: invest 25% or more of its total assets in a particular industry or group of industries.

This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

As a matter of fundamental policy, the Fund will invest more than 25% of its total assets in the real estate industry.

The Fund will consider the investments of underlying investment companies when determining its compliance with this policy.

2

DIVERSIFICATION SUB-CLASSIFICATION POLICY

Background

A “diversified company,” under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: (i) at least 75% of the fund’s total assets is represented by cash, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) five percent of the total value of the fund and (b) 10 percent of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies.”

Historically, the Fund identified itself in its registration statement as a diversified company. The Advisor and the Board believe that the change to the diversification policy is in the best interests of shareholders because it provides more flexibility in constructing the Fund’s portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.

As a non-diversified company, the Fund will not be subject to the constraints of a diversified company. This means, for example, that the Fund will be able to invest more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

This diversification policy change was approved by the Board on February 25, 2019 and by shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of February 28, 2019, effective March 12, 2019.

Changes to Diversification Fundamental Policy

The Fund, by changing to a non-diversified company, eliminates the following fundamental policy:

As a matter of Fundamental policy, the Fund, except as otherwise noted, may not: with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

OPERATION OF THE FUND

As of March 12, 2019, the Fund will be a non-diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha,

3

Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management, legal, administrative and compliance services.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trustees and officers as a group beneficially owned [ ]% of the Class A shares of the Fund, [ ]% of the Class C shares of the Fund, and [ ]% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, President of the Trust and an Interested Trustee, beneficially owned, through a voting and economic interest, [ ] Class I shares ([ ]% of the class). To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

As of the Record Date, the record or beneficial owners* of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) (Shares)	Percent (%) of Class
[Robert Groesbeck 150 Jordan Road Emerson, NJ 07630]	___,___ (B)%

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
[UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086]	___,___ (R)%

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
[Groesbeck Investment Management 717 17th Street Suite 1300 Denver, CO 80202]	___,___ (B)%

4

*Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-447-4228, or write the Trust at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: March [_], 2019

5

Catalyst/Groesbeck Growth of Income Fund

(known as the Catalyst Growth of Income Fund as of March 12, 2019)

a series of Mutual Fund Series Trust

17645 Wright Street, Suite 200

Omaha, NE 68130

1-866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst/Groesbeck Growth of Income Fund (known as the Catalyst Growth of Income Fund as of March 12, 2019) (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of changes to the Fund’s fundamental industry concentration policy and diversification sub-classification.

In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about March [_], 2019 to shareholders of record of the Fund as of [____ _], 2019. The Information Statement will be available on the Trust’s website at www.CatalystMF.com until [__________], 2019. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@CatalystMutualFunds.com or toll-free at 1-866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.